Exhibit 99.1

Investor Presentation – December 2014 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “ expect”, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk: Leading Vendor/Provider of
Mobile Software DNA® 2.0 Platform and Security Services

Mission:

- To be a Leading Global Provider of an End-to-End Service Portfolio: **Enabling, Managing** and **Securing Data** in the **Mobile Cloud, through:**
  - **Mobile Platform Technology** - We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) by providing:
    - Tier One, Innovative, On Premise or Cloud Based, Outsourced Mobile Communications Infrastructure: **ET Software DNA® 2.0 Platform**
    - Full suite of **Off-the-Shelf Services & Features**
    - Full range of **MNO & MVNO Support Services**
    - All required **Third Party Interfaces/API's**
  - **Cyber Security Technology** - We Enable Organizations to **Secure** all Electronic, **Cloud Based Financial Transaction Channels** through a **Single Platform**

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Revenue Development 100% Revenue from High Margin Mobile & Security Solutions after Transition from Low Margin Landline Business 3 Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution ($m) Material improvement over last several years LTM = Last Twelve Month

Revenue Development Legacy Landline vs. Mobile & Security Solutions 4

Positive Margin Development Driven by Growth of Mobile & Security Results - Margin (excluding D epreciation & Amortization) - 5 LTM = Last Twelve Month Over the past several years, margin has been trending upward as we transitioned to high margin mobile and security business lines Quarterly Margin* ($) Yearly/LTM Margin* ($) Yearly/LTM Margin* (%) Quarterly Margin* (%) * for a

Reconciliation of Margin (excluding Depreciation & Amortization) to Loss from Operations see slide 21

Elephant Talk Communications Corp. Fiscal Year End: December 31 st NYSE MKT: ETAK Stock Price (11/21/14): $0.91 52 Week Trading Range: $0.72 - $1.79 Shares Outstanding: (11/21/14) 149.5 million Market Cap: (9/30/14) $138.0 million Average Daily Volume (3 Month): 331,000 Revenue (TTM): $26.7 million Margin ( excl D&A) (TTM): $23.0 million Ovum White Paper “Virtualized mobile serv ice platforms, supported by SDN (Software Defined Networking) & NFV (Network Function Virtualization) technologies, can provide flexibility, scalability and cost savings operators need to deliver value .” “Elephant Talk has taken the first step along a path to NFV & SDN, delivering capabilities that MNOs, MVNOs, MVNEs and MVNAs need today.” “ Ovum sees Elephant Talk Software DNA® 2.0 Platform, especially with its integration of core network functions, as a more complete solution than platforms available from many specialist vendors in the mobile services market .” 6 * Please refer to SEC filings for specific contract/agreement dates. • Quarterly Revenue Reaches $ 7.3 Million; Net Loss Reduced by 26% to $ 2.4 Million; Adjusted EBITDA Increases to $ 1.1 Million. • ET Software DNA® 2.0 Platforms are currently managing over 3.5 million telecommunications subscribers worldwide. • ValidSoft recognised as a global leader in the field of Voice Biometrics in a recent edition of Biometrics Update. • ET signs agreement on global mutual sales with HP.

Elephant Talk Philosophy

Software Driven Network without Borders & Limitations

- **IT as Enabling Factor**, Minimizing User Complexity and Maximizing Controllability, **Customized and Flexible,** combined with **Cutting Edge Security**
- **Deep Understanding** of the **Mobile Eco System**
- **Ownership of Critical Software Components:** each Module for Highest Efficiency Cooperation
- **In Control,** relying on Internal Capabilities: ability to offer **End-To-End Responsibility**
- **Creation of Virtualized Processing Environment** that can run Modules Parallel in **Real Time**
- Development of **(Geo)Redundant Processing Platforms** with **Huge Processing** and **Storage Power**
- Mobile Software DNA® 2.0 Architecture: **Ovum Study**: **"ET's Software DNA 2.0® Platform** Offers a **More Complete Solution** than Many Specialist Vendors in the Mobile Services Market."
- **Steering through a Single Interface** for Multiple Modules/Sites/Countries.

Key clients/partners include Vodafone (Spain), Zain (Saudi Arabia), Iusacell (Mexico) and HP (Global)

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ElephantTalk

Elephant Talk Platform Components

Verticals Seamlessly Combine any Module Clients Need

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-.Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

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Security Problems and Opportunities 9

• By authenticating the user and ensuring their device is trusted, ValidSoft offers a strong security and low user friction solution. ValidSoft Secures T ransactions 10

Our Multi - factor Authentication Approach 11

ElephantTalk
ValidSoft SECURING TRANSACTIONS

ValidSoft Voice Biometrics

The ideal balance of security, privacy and user experience

- Nothing to remember or to write down: Ease of use & security
- Natural and personal
- Cost effective and low friction – just speak!
- Backed by research – ValidSoft rated as a leading commercial engine by **NIST** (National Institute of Standards and Technology – USA Government)
- Flexible business logic that balances risk versus user experience versus security

BIOMETRICS INSTITUTE

Voice biometrics value is increasing:

- **Constant data access** – consumers want to access data wherever they are, 24/7.
- **Multi-channel world** – voice is the only biometric that can work across multiple channels: call centres, mobile, online, telephone.
- **Proven value across industry** - potential for voice biometrics is enormous as not only does it improve the level of security but also enhances customer experience & privacy.

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Elephant Talk Communications Corp. Financial and Business Model Discussion 13

Business Summary Mobile Platform Business Overview ▪ Recent Contract W ins in Mobile P latform S ervices – P ositioned well for R ecurring R evenue G rowth • Signed new 5 year Contract with Vodafone Spain • On - going 5 year Contracts with Zain KSA and Iusacell Mexico • Currently over 3,5m Customers P rovisioned on ET Mobile Platforms, and growing ……….. ▪ Strategic Geographical F oc us : Americas, Europe, Middle East, Africa, South East Asia ▪ Strong Pipeline of M obile P latform O utsourcing O pportunities ▪ World Class Mobile Cloud Management & Security Delivery Platform - Unique P roduct P ositioning ▪ Strong C lient & Partner B ase for Outsourcing S ervices, including Mobile and Technology L eaders as : • Vodafone • Zain • Iusacell • T - Mobile • HP 14

Business Summary

ValidSoft Cloud Security Business Overview

- World Class **Multi-Layer, Multi-Factor Authentication and Transaction Verification Platform**, Custom-Designed for the Mobile World
- Only indigenous **4 Factor Authentication Solution** in the World
- World Class **Voice Biometrics capability** (**NIST** tested), a Key Element **Assuring Cyber Security**, Custom-Designed for the Mobile World
- Only Security Software Company accredited with **4 European Privacy Seals (EuroPrise)**
- Growing **Intellectual Property and Patent Portfolio**
  - **4 Patents Granted**
  - **23 further Patent Applications**
- Security Transaction **Contracts Awarded**:
  - **Several UK Banks executing Plans for new FICO Service powered by ValidSoft**
  - **Several direct Contracts with Financial Services Institutions and Government**
  - **Trials underway with Leading Institutions and Organizations**

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Monthly Recurring Revenue Business Model

Key Factor in Building Up Growing Revenue Base

- Elephant Talk and ValidSoft are **focused on recurring revenue models,** following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing*	Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00-20.00 / month / subscriber	20+%
Transaction Verification	ValidSoft SECURING TRANSACTIONS	• Transaction-based • Subscription-based	• $0.20-0.01 / verification • $0.30 - $0.50 / month / subscriber	60+%

* based on a (future) mix of smaller and larger customers

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From Cash Burn towards Positive Cash Flow Major Focus for the Company 19 * Adjusted EBITDA is a non - GAAP measure We employ Adjusted EBITDA, defined as earnings before provision for income taxes, depreciation and amortization, stock - based compensation, interest income and (expenses), interest expense related to debt discount and conversion feature, change in fair value of conversion f eature, loss on extinguishment of debt, changes in fair value of warrant liabilities, other income and (expense) and amortization of deferred financing costs . Adjusted EBITDA is included as a measure of our operating performance .

Recent Milestones

Getting to Operational Cash Flow Positive and Beyond

Elephant Talk

- ET Software DNA® 2.0 Platforms are currently managing over 3.5 million mobile subscribers worldwide.
- Software DNA® contract with Iusacell in Mexican market.
- Vodafone Enabler Spain: signed new 5 year contract in 2013.
- Saudi Arabia: Axiom submitted for 1 of 3 MVNO licenses, with Axiom contracted to specifically use the Network of Zain, another key ETAK Managed Services Client.
- Agreement with HP for Global Sales Collaboration.
- Ovum: "The Elephant Talk Software DNA 2.0® Platform offers a More Complete Solution than many specialist vendors in Mobile Services Market."

ValidSoft

- SIM Swap Detection service now live with two leading global financial institutions continues to grow with over 25M transactions processed
- FICO planning live launch of ValidSoft's proximity correlation service for card issuers in the UK
- ValidSoft Voice Biometrics under evaluation by leading institutions and organizations
- ValidSoft received two further patent awards under the 'Patent co-operation treaty' relating to our 'Device Trust' products, applicable within the Russian Federation
- ValidSoft Intellectual Property and Patent portfolio now in excess of 25 separate patent applications
- ValidSoft recognized as a leader in the Let's Talk Payments LTP9 Fraud and Authentication Canvas - http://letstalkpayments.com/

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ElephantTalk

Investment Highlights

Proprietary Integrated Mobile & Security Software

- **World Class, Proprietary, Cloud-Based Mobile, Identity & Access Management and Transaction Security Solutions**
- **Attractive Business Models:**
  - Monthly Recurring Revenues, Subscription and Transaction-Based;
  - High-Margin, High-Growth Mobile & Security Solutions
- **Their Inflection Points:**
  - Strong Operating Momentum for both Mobile & Security Software Business in 2014 and Beyond.
- **Mobile and Security Business Revenue Growth:**
  - (2011) $5.8M → (2012) $11.7M → (2013) $19.3M → (TTM Q3 2014) $26.4M
- **Rapidly Growing Margins*:**
  - (2011) 11% → (2012) 29% → (2013) 68.7% → (TTM Q3 2014) 86.1%,; during Q3 of 2014 **our Margin* was 88.4%**
  - **Quarterly Margin* increased** more than **3x** over the **last 2 years** ($2.1M → $6.5M)
- Q3, 2014 first Positive **EBITDA of $0.2M**; **Adjusted EBITDA** doubled to **$1.1M; $1.7M Net Cash Provided by Operations**
- Executed **new 5 year contract** with **Vodafone Spain** in November 2013; Began Execution of **Zain and Iusacell Contracts**
- **Strong Pipeline of Prospects,** also supported by **Global Sales Collaboration Agreement with HP**
- **Well capitalized: Closed $12M Long Term Debt, Extinguished $5,5M Convertible Debt; Insiders Invested around $64M**
- **Seasoned** Telecom Software and Cloud Security **Management & High Profile Independent Board Members**

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* Margin is excluding all Depreciation & Amortization. For a Reconciliation to Loss from Operations see slide 21

20 Contact Us Corporate Headquarters: Elephant Talk Communications Corp. Park Avenue 100 New York City New York 10017 , USA Phone: +31.20.653.5916 www.elephanttalk.com Investor Relations: ▪ Steve Gersten steve@capmarketsgroup.com ▪ Phone: (813) 926 - 8920

Margin Reconciliation to Loss from Operations 21